UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-08993

NEWMARK RISK-MANAGED OPPORTUNISTIC FUND

(Exact name of registrant as specified in charter)

8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147

(Address of principal executive offices)  (Zip code)

S. Bob Rezaee, 2806 Flintrock Trace, Suite A204, Austin, TX 78738

 (Name and address of agent for service)

Registrant's telephone number, including area code: (877) 772-7231

Date of fiscal year end: March 31

Date of reporting period: March 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

Newmark Risk-Managed Opportunistic Fund

March 31, 2014

Letter to fellow Shareholders of Newmark Risk-Managed Opportunistic Fund

03/31/2014

Dear Shareholders,

During the June quarter, the Fund's day to day management transitioned from Rajendra Prasad of Mutual Funds Leader, its previous long time manager, to S. Bob Rezaee of Newmark Investment Management.  In addition, the Fund was renamed Newmark Risk-Managed Opportunistic (NEWRX).  Please refer to the proxy statement filed in April 2013 for details concerning changes which were subsequently approved by the Fund's Shareholders and its Board of Trustees.

Having completed the transition noted above, as the Fund's new manager and its largest shareholder, I am working diligently to bring forth improvements that benefit the Fund's shareholders.  During the fiscal year just completed, the Fund's assets under management grew from approximately $0.3 million on March 31, 2013 to over $5.0 million as of March 31, 2014.  The Fund began its fiscal year at net asset value (NAV) of $2.15 per share.  On December 23, 2013, the Fund distributed dividends totaling $0.0233 per share.  The Fund ended its 2014 fiscal year at NAV of $2.15 per share.  Thus, the Fund's total return for its 2014 fiscal year was 1.08%.  S&P 500 index, a broad measure of the equity market, increased from 1569.19 to 1872.34 resulting in a total gain of 21.86% for the same period.

As we enter the sixth year of the current bull market that began in March 2009, I believe greater care in management of the Fund is essential.  An aging bull market is vulnerable to periods of increasing volatility and possible market correction.  Therefore, risk management will likely play a more prominent role in the Fund's day to day management during the current environment.

As the Fund's largest shareholder and its new manager, you can be assured that I am working hard and diligently for our mutual benefit.  In closing, I thank you for entrusting me with the management and oversight of your Fund.

Yours truly,

S. Bob Rezaee

Newmark Risk-Managed Opportunistic Fund

Performance Illustration (Unaudited)

March 31, 2014

S&P 500 and Nasdaq Composite v. Prasad Growth Fund Based on $10,000 Initial Investment
$25,000
$20,000
$15,000
$10,000
$5,000
$-
Mar-04
Sep-04
Mar-05
Sep-05
Mar-06
Sep-06
Mar-07
Sep-07
Mar-08
Sep-08
Mar-09
Sep-09
Mar-10
Sep-10
Mar-11
Sep-11
Mar-12
Sep-12
Mar-13
Sep-13
Mar-14
Newmark Risk-Managed Opportunistic Fund ($4,184)
S&P 500 Index ($20,451)
Nasdaq Composite Index ($23,227)

Average Annualized Total Returns
(through March 31, 2014)
	Prasad *	S&P 500	Nasdaq Composite
1 Year	0.16%	21.86%	30.20%
5 Year	-13.71%	21.16%	23.85%
10 Year	-8.34%	7.42%	8.79%

* Prior to April 30, 2013, the Fund was known as the Prasad Growth Fund.

This chart assumes an initial investment of $10,000 made on March 31, 2004. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

The Standard & Poor's 500 Index ("S&P 500") is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The Nasdaq Composite is a stock market index of all the common stocks and similar securities listed on the Nasdaq stock market, meaning that it has over 3,000 components.  It is highly followed in the U.S. as an indicator of the performance of stocks of technology companies and growth companies.

Newmark Risk-Managed Opportunistic Fund

Graphical Illustration (Unaudited)

March 31, 2014

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Sectors are categorized using Morningstar® classifications.

	Newmark Risk-Managed Opportunistic Fund
	Schedule of Investments
	March 31, 2014

Shares		Value

COMMON STOCKS - 70.17%

Air Transportation, Scheduled - 2.31%
7,900	Latam Airlines Group S.A. ADR	$ 118,895

Bituminous Coal & Lignite Mining - 5.94%
41,000	Arch Coal, Inc.	197,620
6,650	Peabody Energy Corp.	108,661
		306,281
Blankbooks, Looseleaf Binders & Bookbinding & Related Work - 2.03%
17,000	Acco Brands Corp. *	104,720

Bottled & Canned Soft Drinks & Carbonated Waters - 1.22%
7,400	Cott Corp. (Canada)	62,678

Computer Communications Equipment - 1.74%
4,000	Cisco Systems, Inc.	89,660

Drawing & Insulating of Nonferrous Wire - 2.09%
4,200	General Cable Corp.	107,562

Electronic Computers - 14.58%
1,400	Apple, Inc.	751,436

Fabricated Plate Work (Boiler Shops) - 1.59%
10,500	McDermott International, Inc. *	82,110

Mining Machinery & Equipment (No Oil & Gas Field Machinery & Equipment) - 1.35%
1,200	Joy Global, Inc.	69,600

Motor Vehicles & Passenger Car Bodies - 4.63%
6,750	Honda Motor Co., Ltd. ADR	238,545

National Commercial Banks - 1.45%
3,000	Sandy Spring Bancorp, Inc.	74,940

Radiotelephone Communications - 1.87%
5,500	Mobile Telesystems OJSC (Russia)	96,195

Retail-Apparel & Accessory Stores - 0.91%
8,624	Gordmans Stores, Inc.	47,087

Retail-Family Clothing Stores - 3.59%
15,100	American Eagle Outfitters, Inc.	184,824

Retail-Miscellaneous Retail - 1.50%
2,000	Cash America International, Inc.	77,440

Retail-Miscellaneous Shopping Goods Stores - 3.19%
14,500	Staples, Inc.	164,430

Retail-Variety Stores - 5.64%
4,800	Target Corp.	290,448

Retail-Women's Clothing Stores - 2.36%
4,500	The Cato Corp. Class A	121,680

Services-Business Services, NEC - 1.18%
900	NetEase, Inc. ADR	60,570

Services-Computer Programming, Data Processing, Etc. - 1.00%
1,700	Yandex N.V. (Netherlands) *	51,323

Services-Educational Services - 1.22%
2,200	ITT Educational Services, Inc. *	63,096

Services-Equipment Rental & Leasing, NEC - 2.05%
3,500	Aaron's, Inc.	105,840

Services-Medical Laboratories - 1.80%
1,600	Quest Diagnostics, Inc.	92,672

Surgical & Medical Instruments & Apparatus - 2.28%
3,600	Haemonetics Corp. *	117,324

Telephone Communications (No Radiotelephone) - 2.65%
3,900	AT&T Corp.	136,773

TOTAL FOR COMMON STOCKS (Cost $3,641,215) - 70.17%		$ 3,616,129

EXCHANGE TRADED FUNDS - 19.19%
4,800	Direxion Daily S&P500 Bull 3X Shares *	$ 317,376
2,800	Direxion Daily Small Cap Bull 3X Shares	218,680
4,100	ProShares UltraPro Dow30	453,255
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $887,856) - 19.19%		$ 989,311

PREFERRED STOCKS - 2.98%
7,138	W.R. Berkley Corp., 5.625%, 4/30/53	153,753
TOTAL FOR PREFERRED STOCKS (Cost $143,861) - 2.98%		$ 153,753

REAL ESTATE INVESTMENT TRUSTS - 7.23%
4,290	Digital Realty Trust, Inc.	227,713
11,500	Franklin Street Properties Corp.	144,900
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $381,922) - 7.23%		$ 372,613

SHORT TERM INVESTMENTS - 0.66%
33,889	First American Treasury Obligation Fund #2678 - Class Z, 0.00% **	$ 33,889
TOTAL FOR SHORT TERM INVESTMENTS (Cost $33,889) - 0.66%		$ 33,889

TOTAL INVESTMENTS (Cost $5,088,743) - 100.23%		5,165,695

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.23)%		(11,598)

NET ASSETS - 100.00%		$ 5,154,097

ADR- American Depositary Receipt
* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at March 31, 2014.
The accompanying notes are an integral part of these financial statements.

Newmark Risk-Managed Opportunistic Fund
Statement of Assets and Liabilities
March 31, 2014

Assets:
Investments, at Value (Cost $5,088,743)	$ 5,165,695
Receivables:
Dividends and Interest	5,844
Securities Sold	351,740
Total Assets	5,523,279
Liabilities:
Payables:
Accrued Management Fees (Note 3)	8,506
Securities Purchased	360,676
Total Liabilities	369,182

Net Assets	$ 5,154,097

Net Assets Consist of:
Paid In Capital	$ 5,636,637
Accumulated Undistributed Net Investment Income	1,935
Accumulated Undistributed Realized Loss on Investments	(561,427)
Unrealized Appreciation in Value of Investments	76,952
Net Assets, for 2,417,613 Shares Outstanding	$ 5,154,097

Net Asset Value Per Share	$ 2.13

The accompanying notes are an integral part of these financial statements.

Newmark Risk-Managed Opportunistic Fund
Statement of Operations
For the year ended March 31, 2014

Investment Income:
Interest	$ 6
Dividends (net of foreign taxes withheld of $1,725)	129,426
Total Investment Income	129,432

Expenses:
Advisory Fees (Note 3)	71,675
Total Expenses	71,675

Net Investment Income	57,757

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on:
Investments	109,741
Options	(4,883)
Capital Gain Distributions from Investment Companies	7,297
Total Realized Gain on Investments	112,155

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	102,045
Options	2,402
Total Change in Unrealized Appreciation	104,447

Net Realized and Unrealized Gain on Investments and Options	216,602

Net Increase in Net Assets Resulting from Operations	$ 274,359

The accompanying notes are an integral part of these financial statements.

Newmark Risk-Managed Opportunistic Fund (a)
Statements of Changes in Net Assets

	Year Ended	Year Ended
	3/31/2014	3/31/2013
Increase (Decrease) in Net Assets From Operations:
Net Investment Income (Loss)	$ 57,757	$ (3,474)
Net Realized Gain (Loss) on Investments and Options	104,858	(32,125)
Capital Gain Distributions from Investment Companies	7,297	-
Unrealized Appreciation (Depreciation) on Investments	104,447	(35,136)
Net Increase (Decrease) in Net Assets Resulting from Operations	274,359	(70,735)

Less Distributions:
From Net Investment Income	(55,822)	-
From Realized Gains	-	-
	(55,822)	-

Capital Share Transactions (Note 4)	4,587,310	100,790

Total Increase	4,805,847	30,055

Net Assets:
Beginning of Period	348,250	318,195

End of Period (Including Undistributed Net Investment Income of $1,935 and $0, respectively)	$ 5,154,097	$ 348,250

(a) Prior to April 30, 2013, the Fund was known as the Prasad Growth Fund.

The accompanying notes are an integral part of these financial statements.

Newmark Risk-Managed Opportunistic Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	3/31/2014	3/31/2013(a)	3/31/2012(a)	3/31/2011(a)	3/31/2010(a)

Net Asset Value, at Beginning of Year	$ 2.15	$ 2.69	$ 2.58	$ 4.13	$ 4.50

Income (Loss) From Investment Operations:
Net Investment Income (Loss) *	0.03	(0.03)	(0.03)	(0.05)	(0.07)
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.03)	(0.51)	0.14	(1.50)	(0.30)
Total Income (Loss) from Investment Operations	-	(0.54)	0.11	(1.55)	(0.37)

Distributions from Net Investment Income	(0.02)	-	-	-	-
Distributions from Realized Gains	-	-	-	-	-
Total Distributions	(0.02)	-	-	-	-

Net Asset Value, at End of Year	$ 2.13	$ 2.15	$ 2.69	$ 2.58	$ 4.13

Total Return **	0.16%	(20.07)%	4.26%	(37.53)%	(8.22)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 5,154	$ 348	$ 318	$ 293	$ 481
Ratio of Expenses to Average Net Assets	1.94%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.56%	(1.15)%	(1.38)%	(1.46)%	(1.27)%
Portfolio Turnover	233%	841%	1135%	1133%	2220%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
*** Annualized
(a) Formerly Prasad Growth Fund.
† Amount calculated is less than $0.005.

The accompanying notes are an integral part of these financial statements.

NEWMARK RISK-MANAGED OPPORTUNISTIC FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2014

1.)

SIGNIFICANT ACCOUNTING POLICIES

The Newmark Risk-Managed Opportunistic Fund (“Fund”) a non-diversified portfolio of the Trust, which is an open-end management investment company, organized as a Trust under the laws of the State of Delaware by a Declaration of Trust in July 1998. The investment advisor to the Fund is Newmark Investment Management, LLC (the “Advisor”). On April 30, 2013, the Fund’s name and its Advisor were changed to Newmark Risk-Managed Opportunistic Fund (formerly Prasad Growth Fund) and Newmark Investment Management, LLC (formerly Mutual Funds Leader, Inc), respectively.

The Fund’s investment objective is to generate positive investment returns. There are no guarantees the Fund will achieve its objective.

SECURITY VALUATION:

The Fund invests in a wide variety of equity and debt securities.  The investments in securities are carried at market value.  The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price.  Over-the-counter securities are valued on the basis of the bid price at the close of each business day.  Short-term investments are valued at amortized cost, which approximates market.  Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

The Financial Accounting Standards Board has issued FASB ASC 105 (formerly FASB Statement No. 168), The “FASB Accounting Standards Codification™” and the Hierarchy of Generally Accepted Accounting Principles (“GAAP”) (“ASC 105”). ASC 105 established the FASB Accounting Standards Codification™ (“Codification” or “ASC”) as the single source of authoritative GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become nonauthoritative.

GAAP is not intended to be changed as a result of the FASB’s Codification project, but it does change the way financial statements are presented.  As a result, these changes have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods.

The Fund is compliant with FASB Accounting Standards Codification guidance regarding “Disclosures about Derivative Instruments and Hedging Activities.”  ASC 815-10 and ASC 815-20 require enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows.  Note 6 satisfies the disclosures required by ASC 815-10 and ASC 815-20.

SECURITY TRANSACTION TIMING

Security transactions are recorded on the dates transactions are entered into.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Interest income is recorded as earned.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.

INCOME TAXES:

It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains. The Fund is a registered investment company under subchapter M of the Internal Revenue Code and it does not make income tax provisions.

ESTIMATES:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.  Management has evaluated subsequent events through the date the financial statements were issued.

2.) FAIR VALUE OF INVESTMENTS

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation.  Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of March 31, 2014 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$ 3,616,129	$ -	$ -	$3,616,129
Exchange Traded Funds	989,311	-	-	989,311
Preferred Stocks	153,753	-	-	153,753
Real Estate Investment Trusts	372,613	-	-	372,613
Short-Term Investments	33,889	-	-	33,889
	$ 5,165,695	$ -	$ -	$5,165,695

The Fund did not hold any Level 3 assets during the period ended March 31, 2014. The Fund did not hold any derivative instruments at any time during the period ended March 31, 2014. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund's policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

3.)

INVESTMENT ADVISORY AGREEMENT

As of April 30, 2013 the Fund has entered into an investment advisory agreement with Newmark Investment Management, LLC.  The Advisor receives from the Fund as compensation for its services an annual fee of 1.95% on the Fund's net assets. The Advisor pays all expenses of the Fund except for brokerage fees, taxes, interest and extraordinary expenses. Advisory fees were $71,262 for the period April 30, 2013 through March 31, 2014. At March 31, 2014, the Fund owed the Advisor $8,506.

Prior to April 30, 2013, the Fund had an investment advisory and administration agreement with Mutual Funds Leader, Inc.  Mutual Funds Leader, Inc. received from the Fund as compensation for its services an annual fee of 1.50% on the Fund's net assets. The Advisor paid all expenses of the Fund except for brokerage fees, taxes, interest and extraordinary expenses.  Investment management fees accrued to Mutual Funds Leader, Inc. were $413 for the period April 1, 2013 through April 30, 2013.

4.)

RELATED PARTY TRANSACTIONS

Certain owners of Newmark Investment Management, LLC are also owners and/or directors of the New Risk-Managed Opportunistic Fund.  These individuals may receive benefits from any management fees paid to the Advisor.

5.)

CAPITAL STOCK AND DISTRIBUTION

At March 31, 2014 an indefinite number of shares of capital stock were authorized, no par value and paid in capital amounted to $5,636,637.

	For the Year Ended 3/31/2014		For the Year Ended 3/31/2013
	Shares	Amount	Shares	Amount
Shares sold	2,283,245	$ 4,643,268	51,869	$ 119,500
Shares reinvested	26,456	55,822	-	-
Shares redeemed	(53,831)	(111,780)	(8,313)	(18,710)
Net decrease	2,255,870	$ 4,587,310	43,556	$ 100,790

6.)

PURCHASES AND SALES OF SECURITIES

During the year ended March 31, 2014, purchases and sales of investment securities other than U.S. Government obligations, short-term investments and options transactions aggregated $13,043,791 and $8,248,441, respectively; there were no purchases or sales of U.S. Government obligations.

7.)

PUT AND CALL OPTIONS PURCHASED

Transactions in call and put options purchased during the year ended March 31, 2014, were as follows:

	Number of	Premiums
	Contracts	Paid
Options outstanding at March 31, 2013	14	$ 2,622
Options purchased	10	1,550
Options written	-	-
Options exercised	-	-
Options expired	(5)	(409)
Options terminated in closing purchase transaction	(19)	(3,763)
Options outstanding at March 31, 2014	-	$ -

Realized and unrealized gains and losses on derivatives contracts entered into during the year ended March 31, 2014 by the Fund are recorded in the following locations in the Statement of Operations:

	Location	Realized Loss	Location	Unrealized Appreciation
Put Options Purchased	Realized Loss on Options	($4,883)	Net Change in Unrealized Appreciation on Options	$2,402

8.) TAX MATTERS

As of March 31, 2014, the Fund has federal income tax capital loss carry forwards of approximately $460,874, expiring as follows:

EXPIRATION	Amount
03/31/15	$122,794
03/31/17	129,349
03/31/18	26,473
03/31/19	182,258
Total	$460,874

During the year ended March 31, 2014, the Fund had net short-term capital gains and capital gain distributions of $104,858 and $7,297, respectively—a total of $112,155. These capital gains were applied to unexpired capital losses of $573,029 from prior years as follows:

Loss carry forwards from March 31, 2013	$573,029
Losses utilized:
Losses occurring after December 22, 2010	(36,603)
Losses expiring on March 31, 2015	(75,552)
Total losses utilized	(112,155)
Loss carry forwards at March 31, 2014	$460,874

The corporation is a regulated investment company (as defined in internal revenue code section 851) and is subject to special rules under IRC section 1212 regarding capital loss carry backs and carryovers. These rules prohibit the corporation from carrying back capital losses to any year in which it was a regulated investment company, while allowing capital loss carryovers to eight taxable years (not the usual three) succeeding the loss year. For taxable years beginning after December 22, 2010, regulated investment companies are permitted unlimited carry forwards of net capital losses. Such losses retain their character as either short- or long-term capital losses.

Net capital losses that occurred before December 23, 2010, continue to be treated as short term, and expire according to their original schedule. Such losses are not available to offset capital gains until all net capital losses occurring after December 22, 2010, have been utilized. As a result, some net capital loss carryovers that originated prior to December 23, 2010 may expire.

As of March 31, 2014, the components of distributable earnings on tax basis were as follows:

           Net realized gain on investments and options

$    112,155

         Net unrealized gain on investments

      104,447

           Net distributable earnings

$    216,602

For Federal income tax purposes, the cost of investments owned at March 31, 2014 was $5,088,743.

On December 23, 2013, the Fund declared a distribution of $.0233 per share of ordinary income.

The tax character of distributions paid during the years ended March 31, 2014 and 2013 were as follows:

	2014	2013
Ordinary Income	$ 55,822	$ -
Short-term Gain	$ -	$ -
Long-term Gain	$ -	$ -

There were no distributions paid for year ended March 31, 2013.

9.)

CONTROL

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under section 2(a)(9) of the Investment Company Act of 1940.  As of March 31, 2014, Mr. S. Bob Rezaee owned in excess of 25% of the Fund and as such may be deemed to control the Fund.

10.) NEW ACCOUNTING PRONOUNCEMENT

In June 2013, the FASB issued ASU 2013-08, Financial Services Investment Companies, which updates the scope, measurement, and disclosure requirements for U.S. GAAP including identifying characteristics of an investment company, measurement of ownership in other investment companies and requires additional disclosures regarding investment company status and following guidance in Topic 946 of the FASB Accounting Standards Codification (FASC).  The ASU is effective for interim and annual reporting periods that begin after December 15, 2013.  Management is currently evaluating the impact that these pronouncements may have on the Fund’s financial statements.

11.) CHANGE OF SERVICE PROVIDERS

Effective as of April 30, 2013, Newmark Investment Management, LLC was elected to be the Fund’s investment advisor.  Please refer to the Fund’s Prospectus for more detail.

12.) CASH AT BROKERS

All of the Fund’s securities are held by brokers and are subject to a general lien for the discharge of any obligations in the margin accounts at the brokers. Cash held by brokers is partially restricted in an amount equal to the value to securities sold short. Interest is earned on deposits with the brokers for securities sold short and on any excess cash balances.

In the event such brokers do not fulfill their obligations, the Fund may be exposed to risk. The risk of default depends on the creditworthiness of the brokers. It is the Fund’s policy to review, as necessary, the creditworthiness of the brokers. The Securities Protection Corporation (SIPC) insures each brokerage account to the extent of $500,000 (including up to $250,000 for cash).

13.) CONCENTRATION OF CREDIT RISK

The Fund maintains its cash in bank and brokerage accounts which, at times, may exceed federally insured limits. The bank balances are insured by the Federal Deposit Insurance Corporation (FDIC) up to $250,000. At March 31, 2014, the Fund did not have cash balances in excess of insured limits. The Fund has not experienced any losses in such accounts.

14.) SUBSEQUENT EVENTS

Subsequent events have been evaluated through May 23, 2014, which is the date the financial statements were available to be issued

VB&T Certified Public Accountants, PLLC	250 W57th Street Suite 1632 New York, NY 10107 T:1.212.448.0010 F:1.888.99.PCAOB (72262)	E-mail: fvb@getcpa.com rtse@getcpa.com info@getcpa.com www.getcpa.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees

The Newmark Risk-Managed Opportunistic Fund

We have audited the accompanying statement of assets and liabilities of Newmark Risk-Managed Opportunistic Fund, (the Fund), including the schedule of investments, as of March 31, 2014, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights as of March 31, 2014 present fairly, in all material respects, the financial position of Newmark Risk-Managed Opportunistic Fund, as of March 31, 2014, and the results of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

VB&T CERTIFIED PUBLIC ACCOUNTANTS, PLLC

New York, NY

May 23, 2014

Registered with the Public Company Accounting Oversight Board

Newmark Risk-Managed Opportunistic Fund
Expense Illustration
March 31, 2014 (Unaudited)

Expense Example

As a shareholder of the Newmark Risk-Managed Opportunistic Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2013 through March 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	October 1, 2013	March 31, 2014	October 1, 2013 to March 31, 2014

Actual	$1,000.00	$1,045.40	$9.89
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,015.26	$9.75

* Expenses are equal to the Fund's annualized expense ratio of 1.94%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

NEWMARK RISK-MANAGED OPPORTUNISTIC FUND

ADDITIONAL INFORMATION

MARCH 31, 2014 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on March 1, 2005. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-772-7231 or on the Fund’s website www.newmarkfunds.com.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-877-772-7231 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be viewed at www.newmarkfunds.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-1-877-772-7231 to request a copy of the SAI or to make shareholder inquiries or can be viewed at www.newmarkfunds.com, under prospectus.

Information about Trustees and Officers

The business affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The SAI includes additional information about the Fund’s Trustees and officers and is available, without charge upon request, by calling toll-free 1-877-772-7231 or can be reviewed at www.newmarkfunds.com under prospectus.

Advisory Agreement

Prasad Series Trust, a Delaware business trust (the “Trust”), herewith confirms its agreement with Newmark Investment Management LLC (“NIM”) as follows:

The Trust desires to employ its capital by investing and reinvesting the same in investments of the type and in accordance with the limitations specified in its Prospectus from time to time in effect, copies of which have been or will be submitted to NIM, and in such manner and to such extend as may from time to time be approved by the Board of Trustees of the Trust.  The Trust desires to continue to employ NIM to act as the investment advisor and administrator for its investment portfolio, Newmark Risk-Managed Opportunistic Fund, formerly Prasad Growth Fund (the “Fund”), renewing its annual agreement effective March 31, 2014.

Subject to the supervision and approval of the Board of Trustees, NIM will provide investment management of the Fund’s portfolio in accordance with the Fund’s investment objective and policies as stated in its most recent Prospectus delivered to NIM, upon which NIM shall be entitled to rely.  In connection therewith, NIM will provide investment research and supervision of the Fund’s investments and conduct a continuous program of investment, evaluation and, if and where appropriate, sale and reinvestment of the Fund’s assets.  NIM will furnish to the Trust such statistical information with respect to the investments which the Fund may hold or contemplate purchasing as the Trust may reasonably request.  The Board wishes to be kept informed of important developments that materially affect its portfolio and shall expect NIM, on its own initiative, to furnish to the Board from time to time such information as NIM may believe appropriate and timely for this purpose.

In providing investment management services to the Trust, NIM shall give primary consideration to securing the most favorable price and efficient execution, and in compliance with the limitations detailed in Section 28 (e) of the Securities Exchange Act of 1934.  In so doing, NIM may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of NIM may also be a party.  The Trust recognizes that it is desirable for NIM to have access to supplemental investment and market research and security and economic analysis provided by brokers and that such brokers may execute brokerage transactions at a higher cost to the Trust that may result when allocating brokerage services to other brokers on the basis of seeking the most favorable price and efficient execution.  Therefore, NIM is authorized to pay higher brokerage commissions for the purchase and sale of securities for the Fund to brokers who provide such research and analysis, subject to review by the Board of Trustees from time to time with respect to the extent and continuation of this practice.  It is understood that the services provided by such brokers may be useful to NIM in connection with its services to its clients including the Fund.

On occasions when NIM deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, NIM, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by NIM in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

NIM shall maintain such office facilities and administrative services necessary to perform its duties under this Agreement.  In addition, NIM will prepare and file various returns, reports and registrations required by Federal and state law and respond to shareholder communications.  Subject to the direction of the Board of Trustees, NIM shall be responsible for the overall management of the business affairs of the Trust.

NIM shall exercise its best judgment in rendering to the Trust the services described above and the Trust agrees as an inducement to NIM’s undertaking the same that NIM shall not be liable hereunder for any mistake of judgment or in any other event against any liability to the Trust or to its security holders to which NIM would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties hereunder, or by reason of NIM’s reckless disregard of its obligations and duties hereunder.

NIM shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as its shall from time to time as it determines necessary or useful to the performance of its obligations under this Agreement.  Without limiting the generality of the foregoing, the staff and personnel of NIM shall be deemed to include persons employed or otherwise retained by NIM to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as NIM may desire.  NIM shall, as agent for the Trust, maintain the Trust’s records and books of account (other than those maintained by the Fund’s transfer agent, registrar, custodian, and other agencies), including records of portfolio transactions.  All such books and records so maintained shall be the property of each Fund and, upon request therefore, NIM shall surrender to such Fund the books and records so requested.

Unless sooner terminated, this Agreement shall continue until two years from the date of this Agreement (and for any Fund subsequently added to this Agreement, an initial period of no more than two years) and thereafter shall continue automatically for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually by the Fund’s Board of Trustees or the vote of the lesser of (a) 67% of the shares of a Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund; provided further that in either event its continuance also is approved by a majority of the Fund’s Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty by vote of a majority of the Fund’s Board of Trustees, or, with respect to a Fund, by “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of that Fund, or by the Adviser, in each case, upon not less than sixty (60) days’ written notice to the other party.

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment.

NIM shall bear the cost of rendering the investment management, supervisory and administrative services to be performed by it under this Agreement, and shall at its own expense pay the compensation of the officers and employees, if any, of the Trust who are employees of NIM.

In consideration of services rendered pursuant to this Agreement, the Trust will pay NIM on the first business day of each month a fee at the annual rate of 1.95% of the average value of the Fund’s daily net assets, and NIM shall now bear all operating expenses of the Fund, with the exception of brokerage, taxes, interest and extraordinary expenses (including, without limitation litigation and indemnification costs and obligations).

NEWMARK RISK-MANAGED OPPORTUNISTIC FUND

TRUSTEES AND OFFICERS

MARCH 31, 2014 (UNAUDITED)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address and Age	Position Held With the Trust	Term of Office(1) and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios Overseen by Trustee	Other Director-ships Held by Trustee
John Cerelli, C/O Newmark Investment Management LLC 2806 Flintrock Trace, Suite A204 Austin, Texas 78738 Age: 52	Trustee	Since April 30, 2013	Chief Financial Officer, Lancashire Group, a privately held California Corporation specializing in security solutions and services.	1	0
Patrick Gaynor C/O Newmark Investment Management LLC 2806 Flintrock Trace, Suite A204 Austin, Texas 78738 Age: 48	Lead Independent Trustee	Since April 30, 2013	Senior Investment Analyst, Crown Capital Management, a California based investment management firm	1	0

The Fund did not pay any Trustee fees for the year ended March 31, 2014.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address and Age	Position Held With the Trust	Term of Office(1) and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios Overseen by Trustee	Other Director-ships Held by Trustee
S. Bob Rezaee 2806 Flintrock Trace, Suite A204 Austin, Texas 78738 Age: 51	Chairman, Chief Financial and Compliance Officer, Trustee	Since April 30, 2013	Senior Portfolio Manager and Head of Equities for Cavanal Hill Investment Management	1	0

(1) Each trustee holds office for an indefinite term until the earlier of (i) the election of his or her successor or (ii) the date the trustee dies, resigns or is removed.

Board of Trustees

S. Bob Rezaee

John Cerelli

Patrick Gaynor

Investment Advisor

Newmark Investment Management, LLC

2806 Flintrock Trace, Suite A204

Austin, Texas  78738

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8000 Towne Centre Drive, Suite 400

Broadview Heights, Ohio 44147

Custodian

U.S. Bank NA

P.O. Box 640994

Cincinnati, Ohio 45264-0994

Independent Registered Public Accounting Firm

VB&T Certified Public Accountants, PLLC

250 W.57th St.  Suite 1632

New York, NY 10107

This report is provided for the general information of the shareholders of the Newmark Risk-Managed Opportunistic Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The Fund’s small size has made an audit committee unnecessary.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2014

$ 4,500

FY 2013

$ 4,500

(b)

Audit-Related Fees

Registrant

FY2014

$ 0

FY2013

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2014

$ 1,000

FY 2013

$ 1,000

Nature of the fees:

Not applicable.

(d)

All Other Fees

Registrant

FY 2014

$ 0

FY 2013

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The fund has is too small to warrant the formation of an audit committee.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:

N/A  %

Tax Fees:

N/A  %

All Other Fees:

N/A  %

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2014

$ 1,000

FY 2013

$ 1,000

All the above fees are paid by the registered investment advisor for the fund.  The fund pays Mutual Funds Leader, Inc. (the RIA) 1.5% of the total assets in the fund and Mutual Funds Leader, Inc. pays all the expenses of the Prasad Growth Fund.

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Newmark Risk-Managed Opportunistic Fund

/s/ S. Bob Rezaee

*S. Bob Rezaee

Chairman, Treasurer and Trustee (Principal Executive &

Financial Officer and Compliance Officer)

Date June 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ S. Bob Rezaee

*S. Bob Rezaee

Chairman, Treasurer and Trustee (Principal Executive &

Financial Officer and Compliance Officer)

Date June 3, 2014

* Print the name and title of each signing officer under his or her signature.